                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 27, 2002
                                                         -----------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Ohio                        1-8769                       31-4362899
 ----------------            ------------------           ---------------------
 (State or other              (Commission File               (IRS Employer
 jurisdiction of                   Number)                 Identification No.)
 incorporation)


               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (614) 864-6400
                 ----------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                          -----------------------------
                         (Former name or former address,
                          if changed since last report)


                                  Page 1 of 6
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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On December 27, 2002, R.G. Barry Corporation (the "Company") entered into a new $32.0 million Revolving Credit Agreement (the "Credit Agreement") with The Huntington National Bank ("Huntington") to refinance the Revolving Credit Agreement between the Company and Huntington dated March 12, 2001, as amended on February 28, 2002, and September 23, 2002. Pursuant to the Credit Agreement, the Company executed and delivered to Huntington a $32.0 million Revolving Credit Note (the "Note"). As part of the refinancing, the Company also executed and delivered a Security Agreement (the "Security Agreement") to Huntington, as collateral agent for itself and Metropolitan Life Insurance Company ("Metropolitan"), pursuant to which the Company granted a security interest in all of its personal property assets to secure the obligations of the Company (a) to Huntington, including those obligations of the Company under the Credit Agreement and Note and (b) under the Note Agreement dated July 5, 1994, as amended by letter dated July 16, 1999, between the Company and Metropolitan and related senior promissory note executed and delivered by the Company in connection therewith in the original principal amount of $15.0 million payable to Metropolitan (altogether, the "Metropolitan Loan Agreement"). As of December 27, 2002, the outstanding principal unpaid balance payable to Metropolitan under the Metropolitan Loan Agreement was $4.285 million. In conjunction with the execution of the Credit Agreement, Note, and Security Agreement, the Company also entered into a Conditional Consent Agreement dated as of December 27, 2002 (the "Conditional Consent"), with Metropolitan which permitted the grant of the security interest by the Company pursuant to the Security Agreement.

         The Credit Agreement is a three year $32.0 million commitment from Huntington that matures on April 30, 2006. The Credit Agreement contains certain periodic monthly commitment limitations ranging from $3.0 million in January, $12.0 million per month from February through April, $27.0 million per month from November through December, and $32.0 million per month for May through October. The Credit Agreement also contains various covenants, which include financial covenants that require the Company to maintain certain minimum consolidated tangible net worth levels, quarterly EBITDA (earnings before interest, taxes, depreciation and amortization) maintenance requirements through the end of fiscal 2003, a minimum coverage of interest expense beginning at the end of the first quarter in fiscal 2004, and certain cash flow leverage ratios beginning at the end of fiscal 2003.

         The Credit Agreement, Note, Security Agreement and Conditional Consent are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4 respectively and are incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such exhibits, and the Metropolitan Loan Documents, incorporated herein by reference to Exhibit 4(t) to the Company's Registration Statement on Form S-3, filed July 21, 1994 (Registration No. 33-81820), and Exhibit 4.2 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended July 3, 1999 (File No. 1-8769).

                                   Page 2 of 6
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         The press release issued by the Company on December 27, 2002, is included herewith as Exhibit 99.5.

                                   Page 3 of 6
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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) and (b)       Not applicable.

         (c)      Exhibits.

                  Exhibit No.   Description
                  -----------   -----------
                       99.1     Revolving Credit Agreement by and between the Company and The
                                Huntington National Bank dated December 27, 2002

                       99.2     Revolving Credit Note issued by the Company to Huntington National
                                Bank dated December 27, 2002

                       99.3     Security Agreement by and between the Company and The Huntington
                                National Bank dated December 27, 2002

                       99.4     Conditional Release Agreement by and between the Company and
                                Metropolitan Life Insurance Company dated December 27, 2002

                       99.5     Press Release

                                   Page 4 of 6
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    R.G. BARRY CORPORATION



Dated: January 9, 2003              By: /s/ Daniel D. Viren
                                       ----------------------------------------------
                                       Daniel D. Viren
                                       Senior Vice President-Finance, Chief Financial
                                       Officer, Secretary and Treasurer

                                   Page 5 of 6
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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated December 27, 2002

                             R. G. Barry Corporation


Exhibit No.                  Description
-----------                  -----------
   99.1                      Revolving Credit Agreement by and between the Company and The
                             Huntington National Bank dated December 27, 2002

   99.2                      Revolving Credit Note issued by the Company to Huntington National
                             Bank dated December 27, 2002

   99.3                      Security Agreement by and between the Company and The Huntington
                             National Bank dated December 27, 2002

   99.4                      Conditional Release Agreement by and between the Company and
                             Metropolitan Life Insurance Company dated December 27, 2002

   99.5                      Press Release


                                   Page 6 of 6